EXHIBIT 32

CERTIFICATION OF CEO AND CFO PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Valley National Bancorp (the “Company”) for the annual period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Gerald H. Lipkin, as Chief Executive Officer of the Company, and Alan D. Eskow, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gerald H. Lipkin

Gerald H. Lipkin Chairman, President and Chief Executive Officer February 26, 2004

/s/ Alan D. Eskow

Alan D. Eskow Executive Vice President and Chief Financial Officer February 26, 2004